Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

DWS Emerging Markets Equity Fund

Sebastian Kahlfeld has been added as portfolio manager of the fund as of October 1, 2023 and is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for DWS Emerging Markets Equity Fund in “Part I: Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Sebastian Kahlfeld is provided as of August 31, 2023.

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Sebastian Kahlfeld	$0	$0

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sebastian Kahlfeld	1	$54,427,438	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Sebastian Kahlfeld	4	$108,874,969	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Sebastian Kahlfeld	2	$256,147,135	0	$0

Please Retain This Supplement for Future Reference

November 15, 2023

SAISTKR23-33